UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2006

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State of Incorporation)	93-0816972 (I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR (Address of principal executive offices)	97035 (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     On February 28, 2006, The Greenbrier Companies, Inc., a Delaware corporation (“Greenbrier Delaware”), consummated a merger (the “Reincorporation”) with and into its wholly-owned subsidiary, Greenbrier Oregon, Inc., an Oregon corporation (the “Registrant”), for the sole purpose of changing its state of incorporation from Delaware to Oregon. At the time of the Reincorporation, the Registrant changed its name to The Greenbrier Companies, Inc. Greenbrier Delaware’s stockholders previously approved the Reincorporation at the company’s annual meeting of stockholders held on January 10, 2006. As provided by the Agreement and Plan of Merger by and between the Registrant and Greenbrier Delaware, each outstanding share of Greenbrier Delaware Common Stock, $0.001 par value, that was issued and outstanding immediately prior to the Reincorporation was converted into one share of fully paid, non-assessable, issued and outstanding Common Stock, no par value, of the Registrant. Each stock certificate representing issued and outstanding shares of Greenbrier Delaware Common Stock continues to represent the same number of shares of the Registrant’s Common Stock. Stockholders of Greenbrier Delaware do not need to exchange share certificates based upon the Reincorporation.
     The constituent instruments defining the rights of the Registrant’s shareholders will now be the Registrant’s Articles of Incorporation and Bylaws, which are filed as exhibits to this Current Report on Form 8-K. After the Reincorporation, the rights of the Registrant’s shareholders generally will be determined under Oregon law. The Registrant refers its shareholders to Greenbrier Delaware’s definitive proxy statement filed November 21, 2005 with the Securities and Exchange Commission for a summary of the principal differences between Delaware and Oregon corporate law with respect to shareholder rights.
Item 8.01 Other Events.
     The disclosure set forth in Item 3.03 is incorporated by reference herein.
     Following the Reincorporation, the Registrant’s Common Stock continues to be quoted on the New York Stock Exchange under the same symbol (“GBX”) under which the shares of Greenbrier Delaware’s Common Stock had been quoted. The directors and officers of Greenbrier Delaware in office immediately prior to the Reincorporation became the directors and officers of the Registrant. The Reincorporation will not result in any change in the Registrant’s New York Stock Exchange listing, CUSIP number, business, assets or liabilities, will not cause the Registrant’s corporate headquarters to be moved, and will not result in any relocation of management or other employees.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and between Greenbrier Oregon, Inc., an Oregon corporation, and The Greenbrier Companies, Inc., a Delaware corporation (incorporated herein by reference to Appendix B to The Greenbrier Companies, Inc.’s Definitive Proxy Statement on Schedule 14A, filed November 21, 2005).

3.1	Articles of Incorporation of the Registrant (incorporated herein by reference to Appendix C to The Greenbrier Companies, Inc.’s Definitive Proxy Statement on Schedule 14A, filed November 21, 2005).

3.2	Bylaws of the Registrant (incorporated herein by reference to Appendix D to The Greenbrier Companies, Inc.’s Definitive Proxy Statement on Schedule 14A, filed November 21, 2005).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: February 28, 2006	By:	/s/ Joseph K. Wilsted
Joseph K. Wilsted
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)